                                                                EXHIBIT 10.18.1

                 FIRST AMENDMENT TO OPTICAL FIBER INSTALLATION
                 ---------------------------------------------
                               AND IRU AGREEMENT
                               -----------------


          THIS FIRST AMENDMENT TO OPTICAL FIBER INSTALLATION AND IRU AGREEMENT ("Amendment") is made and entered into effective as of March 9, 1998, by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation ("PG&E"), and ELECTRIC LIGHTWAVE, INC., a Delaware corporation ("ELI").

                                   RECITALS:
                                   --------

     1. PG&E and ELI entered into an Optical Fiber Installation and IRU Agreement, dated effective as of December 31, 1997 (the "Agreement"), for the design and installation of an optical fiber communications system.

     2. PG&E and ELI desire to amend the Agreement to reflect certain adjustments to the route of the communications system.

          NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, PG&E and ELI agree to amend the Agreement as follows:

          1.   Terms Previously Defined. Except as expressly modified by the
               ------------------------
terms of this Amendment, all terms defined in the Agreement shall have the same defined meanings when used in this Amendment as given in the Agreement.

          2.   Replacement of Exhibit "A". Exhibit "A" to the Agreement, which
               --------------------------
describes the Cable Route, is hereby deleted in its entirety and replaced by the Exhibit "A" attached to and incorporated by reference in this Amendment.

          3.   Amendment to Section 5.1(a). Section 5.1(a) of the Agreement is
               --------------------------
hereby deleted in its entirety and replaced by the following:

               (1) The first Annual Fee shall be calculated on a base price of TWO THOUSAND ONE HUNDRED FIFTY DOLLARS ($2,150.00) per Route Mile and shall be in the amount of ONE MILLION FIVE HUNDRED FIFTY-FOUR THOUSAND FOUR HUNDRED FIFTY DOLLARS ($1,554,450.00) (based on an estimated 723 Route Miles), which shall be due and payable ninety (90) days after the Effective Date.

          4.   Survival of All Other Provisions. Except as otherwise provided
               --------------------------------
for in this Amendment, all terms, covenants and conditions of the Agreement shall remain in full force and effect and shall apply to the terms, covenants and conditions of this Amendment. In the event of any inconsistency between the Agreement and this Amendment, this Amendment shall control.

          5.   Successors and Assigns. This Amendment shall be binding upon and
               ----------------------
shall inure to the benefit of PG&E, ELI and their respective successors and assigns.

          6.   Governing Law. This Amendment shall be construed according to the
               -------------
laws of the State of California.

          7.   Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.

                              PG&E:

                              PACIFIC GAS AND ELECTRIC COMPANY, a
                              California corporation


                              By: /s/ Stephan J. Metague
                                 ----------------------------------------------
                                Title: Manager, Grid Customer Service


                              ELI:

                              ELECTRIC LIGHTWAVE, INC., a Delaware
                            corporation


                              By: /s/ David B. Sharkey
                                  --------------------------------------------
                                  Title: President and Chief Operating Officer

                                  EXHIBIT "A"

                                  CABLE ROUTE
                                  -----------

                                                   PG&E Proprietary Information
                                                       PG&E transmission routes
                                                                       02/12/98


LINE NAME*              KV             FROM*                TO*            # miles         COMMENTS*
----------------------------------------------------------------------------------------------------------
                       500                                                    47
----------------------------------------------------------------------------------------------------------
                       230                                                    30
----------------------------------------------------------------------------------------------------------
                       230                                                   125
----------------------------------------------------------------------------------------------------------
                       115                                                    34
----------------------------------------------------------------------------------------------------------
                       230                                                    27
----------------------------------------------------------------------------------------------------------
                       115                                                    25
----------------------------------------------------------------------------------------------------------
                        60                                                    13
----------------------------------------------------------------------------------------------------------
                        60                                                     4
----------------------------------------------------------------------------------------------------------
                       230                                                    29
----------------------------------------------------------------------------------------------------------
                       230                                                     1
----------------------------------------------------------------------------------------------------------
                       115                                                    15
----------------------------------------------------------------------------------------------------------
                       230                                                     6
----------------------------------------------------------------------------------------------------------
                       230                                                    20
----------------------------------------------------------------------------------------------------------
                       230                                                    45
----------------------------------------------------------------------------------------------------------
                       230                                                    12
----------------------------------------------------------------------------------------------------------
                        60                                                     9
----------------------------------------------------------------------------------------------------------
                    less than
                      60kV                                                  3800'
----------------------------------------------------------------------------------------------------------
                    less than
                      60kV                                                  1800'
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                        60                                                     4
----------------------------------------------------------------------------------------------------------
                       230                                                    18
----------------------------------------------------------------------------------------------------------
                       115                                                     4
----------------------------------------------------------------------------------------------------------
                       115                                                     4
----------------------------------------------------------------------------------------------------------
                    less than
                      60kV                                                  5280'
----------------------------------------------------------------------------------------------------------
                    less than
                      60kV                                                  2000'
 ---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                       115                                                    15
----------------------------------------------------------------------------------------------------------
                       115                                                    16
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                       230                                                   103
----------------------------------------------------------------------------------------------------------
                       230                                                    56
----------------------------------------------------------------------------------------------------------
                       230                                                    61
----------------------------------------------------------------------------------------------------------
                                                  TOTAL MILES:               723
----------------------------------------------------------------------------------------------------------

* Distribution ROW not included in the scope of this Agreement; for reference purposes only

* Confidential information has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.